invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

1 HTCC Investor presentation for the first quarter 2007 Martin Lea, Chief Executive Officer Rob Bowker, Chief Financial Officer Exhibit 99.1

invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

This presentation of Hungarian Telephone and Cable Corp. (the "Company") may contain “forward-looking statements” – that is, statements related to future, not past, events.  In this context, forward-looking statements often address the Company's expected future business and financial performance, and often contain words such as
“expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain.  These forward-looking statements are all based on currently available operating, financial, and competitive information and are subject to various risks and uncertainties.  Actual results could differ materially from those expressed in our forward-looking statements for a variety of reasons, including: fluctuation in foreign exchange rates and interest rates; changes in Hungarian and
Central and Eastern European economic conditions and consumer and business spending; the rate of growth of the
Internet; the amount that the Company invests in new business opportunities and the timing of those investments;
the mix of services sold; competition; management of growth and expansion; the integration of Invitel; future integration of acquired businesses; the performance of our IT Systems; technological changes; the Company's significant indebtedness; and government regulation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission, including the "Risk Factors" section and the information under the heading "Cautionary Statement Concerning Forward-Looking Statements" contained in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of Hungarian Telephone and Cable Corp.'s
Annual Report on Form 10-K for the fiscal year ended December 31, 2006.  Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. The
Company does not undertake to update such statements to reflect the impact of circumstances or events that arise after the date the statements are made.  Investors should, however, consult any further disclosures the Company may make in its reports filed with the SEC.
Safe Harbor Statement

invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

3 Martin Lea Chief Executive Officer

invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

Overview
On April 27
th
HTCC closed the acquisition of Invitel and completed the issuance of its Euro 200 million Floating rate Senior Notes maturing 2013. The proceeds were used to partly finance the acquisition of Invitel by HTCC and to refinance the indebtedness of HTCC's subsidiaries Hungarotel and Pantel.
HTCC held its annual meeting of stockholders on 24 May. 95% of the outstanding shares of the record date were represented. Each of the director nominees were elected and the appointment of PricewaterhouseCoopers as auditors was ratified.
HTCC has also amended and restated its 2006 Annual Report on form 10K. The net cumulative impact was a non-
cash change of $4.2 million. HTCC is in compliance with the continued listing standards of the American Stock
Exchange.
The new senior leadership team has been appointed and has 5.9% shareholding in HTCC.
Full integration of Invitel and HTCC's operations is underway and is expected to be substantially complete by early 2008.
The initial estimate of approximately $19 million of cost synergies is expected be achieved.

invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

Economic overview
The National Bank of Hungary (‘NBH’) kept its base rate in Q1 at 8.00% due to the increasing inflationary pressure.
As a result of the increased premium of HUF assets over the USD/EUR assets the Forint strengthened to the 245-
250 HUF/EUR range from previous record lows of 270-280 HUF/EUR.
In line with the expectation, inflation jumped to 9.0% (month to month) in March 2007 from 2-3% levels in 2006.
Inflation is expected to decrease from this peak gradually.
GDP growth rate has decreased to 2.9% in Q1 2007 (year on year) from 3.5% Q4 2006 (year on year).

New Senior Leadership Team
John Berney
Chief Information
and Integration
Officer
Gregg Betz
Chief Officer
Wholesale and
International
Operations
Balázs Fürjes
Director
Regulatory Affairs
Ágnes Jagicza
Chief HR and
Legal Officer
Rob Bowker
Chief Financial
Officer
Zsolt Sárecz
Chief Operating
Officer
Tamás Vágány
Chief Sales
Officer
György Zsembery
Chief Marketing
Officer
Martin Lea
Chief Executive
Officer
Peter T. Noone
General Counsel
and Secretary

invitel
PanTel
Telecommunication by all means.
HUNGAROTEL COMMUNICATION
PanTel TECHNOCOM

Business Strategy
Fully integrate Invitel’s and HTCC’s operations and maximising synergies
Maximise cash flow in concession areas
Capitalize on sustained growth opportunities in DSL services
Continue to grow our Business revenues and market share nationwide
Continue to grow our Wholesale business based on our extensive network
Continue to focus on efficiency and cost control
Capitalize on any further consolidation / other service development opportunities invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

Invitel Financial performance for the three months ended
31 March 2007 presented under IFRS
Change Change Change Change
2007 2006% 2007 2006%
Revenues 12 525 10 985 1 540 14% 65 028 51 931 13 097 25%
Cost of Sales (3 888) (2 878) 1 010 35% (20 186) (13 606) 6 580 48%
Gross Margin 8 637 8 107 530 7% 44 842 38 325 6 517 17%
Gross Margin % 69% 74% 69% 74%
(3 315) (2 944) 371 13% (17 211) (13 918) 3 293 24%
Recurring Adjusted EBITDA (i) 5 322 5 163 159 3% 27 631 24 407 3 224 13%
Recurring Adjusted EBITDA Margin % (i) 42% 47% 42% 47%
Management fee (35) (33) 2 6% (180) (156) 24 15%
Restructuring cost (41) (47) (6) (13%) (216) (222) (6) (3%)
Due diligence expenses (28) (76) (48) (63%) (147) (359) (212) (59%)
Other (46) -              46 n/a (236) -              236 n/a
Adjusted EBITDA (i) 5 172 5 007 165 3% 26 852 23 670 3 182 13%
Adjusted EBITDA Margin % (i) (*) 41% 46% 41% 46%
Net profit / (loss) for the period 1 036 (2 332) 3 368 n/a 5 379 (11 024) 16 403 n/a
Net profit / (loss) for the period in % 8% n/a 8% n/a
Operating expenses
(excluding Depreciation and amortization)
(in millions of HUF)
For the period ended
31 March
For the period ended
31 March
(in thousands of USD)
The average HUF/USD exchange rates were 211.53 HUF/USD in Q1 2006 and 192.61 HUF/USD in Q1 2007.
Local business tax has been reclassified from operating expenses to income tax in both years.
(i) Recurring Adjusted EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from Net Income to Adjusted EBITDA and Recurring Adjusted EBITDA on page 22.
(*) Adjusted EBITDA Margin % is Adjusted EBITDA as a percentage of revenues.

19 623
20 122
20 285
21 261
21 519
21 307
21 554
21 125
20 900
20 905
20 954
20 946
21 105

Invitel LTM Recurring Adjusted EBITDA in absolute and margin terms, presented in HUF and under IFRS
44%
45%
46%
48%
48%
47%
48%
47%
47% 46%
45%
43%
42%
0
5 000
10 000
15 000
20 000
25 000
Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007
(in  millions of HUF)
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
(in %)
LTM Recurring Adjusted EBITDA LTM Recurring Adjusted EBITDA margin %
Local business tax has been reclassified from operating expenses to income tax in both years.

Invitel Capital Expenditure
Note: Capital expenditure represents additions to property, plant and equipment plus additions to intangible assets from our consolidated cash flow statement.
32 811
29 480
25 644
18 659
55 433
80 346
29 751
33%
9%
12%
13%
13%
13%
55%
5 000
25 000
45 000
65 000
85 000
105 000
125 000
145 000
2001 2002 2003 2004 2005 2006 LTM Q1 2007
(in thousands of USD)
0%
4%
8%
12%
16%
20%
24%
28%
32%
36%
40%
44%
48%
52%
56%
(in %)
CAPEX Capex as a % of revenue

invitel PanTel HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

Invitel Gross Margin Summary for the three months ended
31 March 2007 presented under IFRS
(in millions of HUF) Change Change
2007 2006%
Mass Market Voice 3,759 4,350 (591) (14%)
Mass Market Internet 1,515 1,267 248 20%
Business 2,762 1,991 771 39%
Wholesale 601 499 102 20%
Total Gross Margin 8,637 8,107 530 7%
For the period ended
31 March
(in thousands of USD) Change Change
2007 2006%
Mass Market Voice 19 516 20 564 (1 048) (5%)
Mass Market Internet 7 866 5 990 1 876 31%
Business 14 340 9 412 4 928 52%
Wholesale 3 120 2 359 761 32%
Total Gross Margin 44 842 38 325 6 517 17%
For the period ended
31 March
The average HUF/USD exchange rates were 211.53 HUF/USD in Q1 2006 and 192.61 HUF/USD in Q1 2007.

invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

HTCC Financial performance for the three months ended
31 March 2007 presented under US GAAP
Local business tax presented in the Income Tax line.
Change Change Change Change
2007 2006% 2007 2006%
Revenues 9 464 9 616 (152) (2%) 49 138 45 458 3 680 (8%)
Cost of Sales (3 990) (3 826) 164 4% (20 715) (18 087) 2 628 15%
Gross Margin 5 474 5 790 (316) (5%) 28 423 27 371 1 052 4%
Gross Margin % 58% 60% 58% 60%
(2 624) (2 583) 41 2% (13 623) (12 212) 1 411 12%
Recurring Adjusted EBITDA (i) 2 850 3 207 (357) (11%) 14 800 15 159 (359) (2%)
Recurring Adjusted EBITDA Margin % (i) 30% 33% 30% 33%
Restructuring cost -              (11) (11) n/a -              (51) (51) n/a
Due diligence expenses (166) -              166 n/a (860) -              860 n/a
Other 36 (109) (145) (133%) 189 (517) (706) (137%)
Adjusted EBITDA (i) 2 720 3 087 (367) (12%) 14 129 14 591 (462) (3%)
Adjusted EBITDA Margin % (i) (*) 29% 32% 29% 32%
Net profit / (loss) for the period (10 526) (213) (10 313) n/a (54 651) (1 005) (53 646) n/a
Net profit / (loss) for the period in % n/a n/a n/a n/a
Operating expenses
(excluding Depreciation and amortization)
(in millions of HUF)
For the period ended
31 March
For the period ended
31 March
(in thousands of USD)
The average HUF/USD exchange rates were 211.53 HUF/USD in Q1 2006 and 192.61 HUF/USD in Q1 2007.
(i) Recurring Adjusted EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from Net Income to Adjusted EBITDA and Recurring Adjusted EBITDA on page 22.
(*) Adjusted EBITDA Margin % is Adjusted EBITDA as a percentage of revenues.

6 559
6 441
7 639
9 364
11 506
12 654
12 266
11 944
11 688
11 554

invitel PanTel HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

HTCC LTM Recurring Adjusted EBITDA in absolute and margin terms, presented in HUF and in US GAAP
44%
35%
33%
32%
31%
30%
30%
29% 28%
51%
0
2 500
5 000
7 500
10 000
12 500
15 000
Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007
(in  millions of HUF)
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
(in %)
LTM Recurring Adjusted EBITDA LTM Recurring Adjusted EBITDA margin %
Local business tax presented in the Income Tax line.
Pantel is consolidated from 01 March 2005.

HTCC Capital Expenditure
Pantel is consolidated from 01 March 2005.
23 690
22 580
3 637 4 239
3 548
5 078
23 333
7%
5%
7%
13%
12%
12%
7%
0
5 000
10 000
15 000
20 000
25 000
30 000
35 000
40 000
45 000
2001 2002 2003 2004 2005 2006 LTM Q1 2007
(in thousands of USD)
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
(in %)
CAPEX Capex as a % of revenue
Note: Capital expenditure represents additions to property, plant and equipment plus additions to intangible assets from HTCC's consolidated cash flow statement.

invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

HTCC Gross Margin Summary for the three months ended
31 March 2007 presented under US GAAP
(in millions of HUF) Change Change
2007 2006%
Mass Market Voice 1 301 1 460 (159) (11%)
Mass Market Internet 212 131 81 62%
Business 1 989 2 383 (394) (17%)
Wholesale 1 972 1 816 156 9%
Total Gross Margin 5 474 5 790 (316)
(5%)
For the period ended
31 March
(in thousands of USD) Change Change
2007 2006%
Mass Market Voice 6 755 6 902 (147) (2%)
Mass Market Internet 1 101 619 482 78%
Business 10 329 11 265 (936) (8%)
Wholesale 10 238 8 585 1 653 19%
Total Gross Margin 28 423 27 371 1 052 4%
For the period ended
31 March
The average HUF/USD exchange rates were 211.53 HUF/USD in Q1 2006 and 192.61 HUF/USD in Q1 2007.

16 Rob Bowker Chief Financial Officer

Pro Forma Statement of Operations for the
three months ended 31 March 2007
Pro Forma Combined Statement of operations
(*) Includes intercompany eliminations as well as pro forma adjustments
HTCC
Standalone
US GAAP
Matel
Holdings
Standalone
US GAAP
(**)
Pro Forma
Combined
US GAAP
(*)
Revenues 49 138 65 793 111 848
Cost of Sales (20 715) (20 465) (38 671)
Gross Margin 28 423 45 328 73 177
Gross Margin % 58% 69% 65%
(13 623) (17 506) (25 719)
Recurring Adjusted EBITDA (i) 14 800 27 822 47 458
Recurring Adjusted EBITDA Margin % (i) 30% 42% 42%
Management fee -              (180) (180)
Restructuring cost -              (216) (216)
Due diligence expenses (860) (147) (1 007)
Other 189 (236) (47)
Adjusted EBITDA (i) 14 129 27 043 46 008
Adjusted EBITDA Margin % (i) (***) 29% 41% 41%
Net profit / (loss) for the period (54 651) 406 (56 427)
Net profit / (loss) for the period in % n/a 1% n/a
Operating expenses
(excluding Depreciation and amortization)
(in thousands of USD)
For the three months ended 31 March 2007
The unaudited pro forma combined financial information has not been prepared in accordance with Article 11 of Regulation S-X under the U.S. Securities Act.
(i) Recurring Adjusted EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from Net Income to Adjusted EBITDA and Recurring Adjusted EBITDA on page 22.
(***) Adjusted EBITDA Margin % is Adjusted EBITDA as a percentage of revenues.
(**)Consistent with the presentation in our recent offering circular we have converted the summary unaudited pro forma combined financial information from forint to Euro at the period end exchange rate of €1 = HUF 249.95 and from Euro to dollar at an exchange rate of €1 = $ 1.3155. This differs from earlier part of the presentation where our financial performance has been converted from forint to dollar at the average exchange rates of $1 = HUF 211.53 in Q1 2006 and $1 = HUF 192.61 in Q1 2007.

Pro Forma Financial Information for the
three months ended, or as at, 31 March 2007
Pro Forma Financial Information
Notes:
(1) We define net working capital as total current assets (excluding cash and cash equivalents, restricted cash and investments in securities) less current liabilities (excluding the current portion of interest-bearing borrowings and short-term debt).
(2) Third party debt excludes related party subordinated loan and liabilities relating to derivative financial instruments and includes bond discount, deferred borrowing cost and liabilities arising from finance lease obligations.
(3) Cash pay third-party debt equals third party debt excluding the
PIK Notes.
(4) We define Adjusted EBITDA as net income/(loss) plus minority interest, income taxes and net financial expenses, plus loss on extinguishment of HTCC senior debt, plus transaction related hedging expenses, and depreciation and amortization. See the reconciliation from Net Income to Adjusted EBITDA and Recurring
Adjusted EBITDA on page 22.
(5) We define Recurring Adjusted EBITDA as Adjusted EBITDA plus the management fees paid to our shareholders, cost of
restructuring, due diligence expenses and other non-recurring items. See the reconciliation from Net Income to Adjusted EBITDA and Recurring Adjusted EBITDA on page 22.
(6) Annualized Recurring Adjusted EBITDA is calculated by
multiplying Recurring Adjusted EBITDA by four.
(7) Cash interest expense is comprised of interest expense for the
Senior Credit Facilities, the 2004 Notes and the 2007 Notes.
(8) Net third-party debt equals third party debt less cash and cash equivalents.
(9) Cash pay net third party debt equals net third party debt excluding the PIK Notes.
The unaudited pro forma combined financial information has not been prepared in accordance with
Article 11 of Regulation S-X under the U.S. Securities Act.
(in thousands of USD)
Balance Sheet Data (at period end):
Cash and cash equivalents plus investment in securities 31 601
Net working capital (1) (40 098)
Total assets 1 056 972
Third party debt (2) 763 821
Cash pay third party debt (3)
592 515
Other Financial Data:
Adjusted EBITDA (4) 46 008
Recurring Adjusted EBITDA (5) 47 458
Annualized Recurring Adjusted EBITDA (6) 189 832
Annualized Cash interest expense (7) (72 479)
Net third party debt (8)
732 220
Cash pay net third party debt (9) 560 914
Ratio of Annualized Recurring Adjusted EBITDA to annualized cash interest expense 2.6x
Ratio of net third party debt to Annualized Recurring Adjusted EBITDA 3.9x
Ratio of cash pay net third party debt to Annualized Recurring Adjusted EBITDA 3.0x invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

Hedging
HTCC realizes its revenues in local currency (Forint/HUF) while most of its debt service is denominated in EUR. As a consequence the Group is exposed to change in both interest and exchange rates.
Due to the high volatility of the Forint and the BUBOR over the past periods, on January 9 2007, HTCC entered into a series of cross currency interest rate swaps and an interest rate swap to hedge the interest rate and currency risk exposure that the group incurred in its debt instruments. By doing so the
Group has swapped its floating EUR denominated interest and principal payment obligations to fixed HUF payments related to the various debt instruments it had.
The swaps hedge 79% of debt related interest rate exposure and the currency exposure.
The swaps were contingent on the successful completion of the acquisition of Matel Holdings.
Consequently the deals became operational on the day of the Closing (i.e. April 27, 2007). Following
various novations between HTCC and the operating companies the actual hedge transactions were novated to the entities where the actual debt instruments are incurred thereby matching the cash-flows of the swaps and the underlying debt instruments.

invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

Hedging
Due to the appreciation of the HUF against the EUR since the inception of the transactions the swaps are significantly out of the money. The negative fair value of the deals was EUR 34.8 million (or USD 47.2 million) as at 30 April 2007.
The following table gives an overview of the hedge transactions entered into.
Debt
Notional
(EURm)
Start Date Maturity Date
FX Rate
(EUR/HUF)
Notional
(HUFm)
Interest Rate
Invitel senior debt EUR Tranche 80,0 01 May 2007 30 June 2011 261,2 20 896 9,38%
Invitel senior debt HUF Tranche 37,0 01 May 2007 30 June 2011 261,2 9 664 10,20%
FRN - Invitel I. 41,0 01 May 2007 01 August 2009 261,2 10 717 10,78%
FRN - Invitel II. 41,0 01 May 2007 01 August 2009 261,2 10 717 10,74%
FRN - Hungarotel 59,5 01 May 2007 01 August 2009 261,2 15 542 10,72%
FRN - Pantel 55,0 01 May 2007 01 August 2009 261,2 14 377 10,72%
Invitel EUR HY Bond 142,0 01 May 2007 15 August 2009 261,2 37 090 14,96%

21 Appendix

We define Adjusted EBITDA as net income/(loss) plus minority interest, income taxes and net financial expenses, plus loss on extinguishment of HTCC senior debt, plus transaction related hedging expenses, and depreciation and amortization. Other companies in our industry may calculate Adjusted EBITDA in a different manner. We define Recurring Adjusted EBITDA as Adjusted EBITDA plus the management fees paid to our shareholders, cost of restructuring, due diligence expenses and other non-recurring items. Adjusted EBITDA is not a measurement of financial performance under U.S. GAAP and should not be considered as an alternative to net gain or to cash flow from operating, investing or financing activities, as a measure of liquidity or an indicator of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements. In addition, EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments. Management uses EBITDA as a tool for various purposes including measuring and evaluating our financial and operational performance, making compensation decisions, planning and budgeting decisions and financial planning purposes. We believe that the presentation of EBITDA is useful for investors because it reflects management's view of core operations and cash flow generation upon which management bases financial, operational and planning decisions and presents measurements that investors and their lending banks have indicated to management are important in assessing us and our liquidity. Management compensates for the shortcomings of this measure of financial performance by utilising it in conjunction with financial measures under U.S. GAAP.
EBITDA Reconciliation
EBITDA reconciliation for the
three months ended 31 March 2007
Notes:
(i) Net financial result includes interest expense,
interest income, foreign exchange gains/(losses)
and fair value gains/(losses) on derivatives and
warrants.
(ii) Includes a non-cash expense of $15.1 million
for the first quarter 2007 relating to the change
in the fair market value of the warrants.
(iii) HTCC recorded $45.5 million loss relating to
the changes in the unrealized fair value of the
hedges entered into in connection with the
Invitel acquisition.
(iv) Represents the net deferred tax effect of
pro-forma adjustments.
(v) Interest expense is adjusted to take effect of
the additional interest expense as a result of the
refinancing transaction.
(vi) Represents the increase in depreciation and
amortization expense due to the purchase price
allocation.
(vii) Adjusted EBITDA includes estimated
continuing cost reduction of $4.8 million relating
to the integration of the businesses.
The unaudited pro forma combined financial information has not been prepared in accordance with
Article 11 of Regulation S-X under the U.S. Securities Act.
HTCC
Standalone
US GAAP
Matel
Holdings
Standalone
IFRS (*)
US GAAP
Adjustments
Pro Forma
Adjustments
Pro Forma
Combined
US GAAP
Net profit (loss) after tax (54 651) 5 987 (5 582) (2 182) (56 428)
Minority interest -             1 -              -              1
Income taxes 1 739 2 017 (218) (10 547) (iv) (7 009)
Net financial expenses (i)   14 077 (ii) 4 779 4 840 9 441 (v) 33 137
Loss on extinguishment of HTCC senior debt -             -             -              4 834 4 834
Transaction related hedging expenses 45 520 -             -              -              45 520
Depreciation and amortisation 7 444 13 523 1 696 3 290 (vi) 25 953
Adjusted EBITDA 14 129 26 307 736 4 836 (vii) 46 008
Management fee -             180 -              -              180
Restructuring cost -             216 -              -              216
Due diligence expenses 860 147 -              -              1 007
Other (189) 236 -              -              47
Recurring Adjusted EBITDA 14 800 27 086 736 4 836 47 458
For the three months ended 31 March 2007
(in thousands of USD)